CONSENT OF INDEPENDENT AUDITORS'
                        --------------------------------


We hereby consent to the use in this Form S-8 of Lakota Technologies, Inc., of our audit report dated September 15, 1999 of Lakota Technologies, Inc.
for the year ended December 31, 1998 and the six months ended June 30, 1999, which is part of this Form S-8, and to all references to our firm included in this Form S-8.


/s/  Jones,  Jensen  &  Company

Jones,  Jensen  &  Company
Salt  Lake  City,  Utah
January 19, 2000